Exhibit 10.1

EIGHTH AMENDMENT
TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

This EIGHTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) dated as of September 30, 2016, is by and among SM ENERGY COMPANY, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Lenders that is a party hereto; and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, by operation of law or as otherwise provided herein, the “Administrative Agent”).

The parties hereto agree as follows:

RECITALS
(A)    The Borrower, the Administrative Agent and the Lenders are party to that certain Fifth Amended and Restated Credit Agreement dated as of April 12, 2013 (as amended, supplemented, or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower;
(B)    The Borrower has advised the Lenders that the Borrower intends to sell (i) the Oil and Gas Properties located in Richland County, Montana and Billings, McKenzie and Golden Valley Counties, North Dakota set forth on Annex A attached hereto (the “Rockies I Assets”) and (ii) the Oil and Gas Properties located in Campbell, Converse, Johnson and Natrona Counties, Wyoming set forth on Annex B attached hereto (the “Rockies II Assets”);
(C)     The Borrower has advised the Lenders that the Borrower has entered into that certain Membership Interest Purchase Agreement, dated as of August 8, 2016 (the “Rock Oil PSA”), between the Borrower, as the buyer, and Rock Oil Holdings LLC, a Delaware limited liability company (“Rock Oil”) as the seller, pursuant to which the Borrower has agreed to acquire all of the outstanding Equity Interests (the “Rock Oil Acquisition”) of JPM EOC Opal, LLC, a Delaware limited liability company, from Rock Oil;
(D)    The Lenders have agreed to redetermine the Borrowing Base as provided herein, which redetermination of the Borrowing Base shall, upon its effectiveness, constitute the October 1, 2016 Scheduled Redetermination of the Borrowing Base; and
(E)    The Borrower, the Lenders and the Administrative Agent have agreed, among other things, to amend the Credit Agreement to expressly permit the Borrower to sell the Rockies I Assets and the Rockies II Assets without utilizing the Borrower’s existing permitted Oil and Gas Property disposition capacity.
(F)    The Lenders and Administrative Agent are requiring as a condition to this Amendment that the Borrower enter into (i) certain account control agreements covering Borrower’s accounts, other than certain excluded accounts, and (ii) a security agreement, each as set forth in this Eighth Amendment, and the Borrower has agreed to do so.

Section 1.    Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Eighth Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section references in this Eighth Amendment refer to the Credit Agreement.
Section 2.    Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Eighth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended, effective as of the Eighth Amendment Effective Date, in the manner provided in this Section 2.
2.1    Amended Definition. Section 1.02 of the Credit Agreement is hereby amended by inserting the words “any Account Control Agreement, the Security Agreement,” immediately after “any Guaranty Agreement,” in the definition of “Security Instruments” therein.
2.2    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended by inserting the following definitions in appropriate alphabetical order, which shall read in full as follows:
“Account” means any operating, administrative, cash management, collection activity, demand, time, savings, passbook or other deposit account, securities account, commodities account or investment account maintained with a bank or other financial institution.
“Account Control Agreement” shall mean an agreement which grants the Administrative Agent “control” as defined in the Uniform Commercial Code in effect in the applicable jurisdiction over the applicable Account, in form and substance reasonably acceptable to the Administrative Agent.
“Eighth Amendment Effective Date” means September 30, 2016.
“Eighth Amendment Post-Closing Compliance Date” means November 29, 2016.
“Excluded Account” means (a) any Account so long as the balance in such Account, individually, does not exceed $100,000 at any time and the aggregate balance of all such Accounts does not at any time exceed $500,000 or (b) any Account which is solely used for purposes of funding payroll, payroll taxes or employee benefit payments or which solely contains cash of any Person, other than the Borrower or any of its Subsidiaries, and which cash is held in such Account solely on behalf of, and for the benefit of, such third party.
“JPM EOC” means JPM EOC Opal, LLC, a Delaware limited liability company.
“Rockies I Assets” means those certain Oil and Gas Properties set forth on Annex A attached hereto.
“Rockies II Assets” means those certain Oil and Gas Properties set forth on Annex B attached hereto.

“Security Agreement” means a security agreement by and among the Borrower, the Guarantors, the Administrative Agent and the other parties thereto, in form and substance reasonably satisfactory to the Administrative Agent.
2.3    Amendment to Section 8.01 of the Credit Agreement. Section 8.01 of the Credit Agreement is hereby amended to add a new subsection (o) to read in full as follows:
(o)    Account Control Agreements. Prior to the opening thereof, written notice (such notice to include reasonably detailed information regarding the account number, purpose and location of such Account) to the Administrative Agent of any Account opened by the Borrower or any of its Subsidiaries; provided that the Borrower or such Subsidiary shall at all times comply with Section 8.17.
2.4    Amendment to Section 8.14(b) of the Credit Agreement. The first sentence of Section 8.14(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:
In the event that any Restricted Subsidiary becomes a Material Subsidiary after the Closing Date, the Borrower shall (a) promptly cause such Restricted Subsidiary (other than any Excluded Foreign Subsidiary and JPM EOC) and (b) no later than thirty (30) days after JPM EOC is acquired by the Borrower or any of its Subsidiaries, cause JPM EOC to, in either case, guarantee the Indebtedness pursuant to the Guaranty Agreement.
2.5    Amendment to Section 8.14(b)(A) of the Credit Agreement. Section 8.14(b)(A) of the Credit Agreement is hereby amended by inserting the words “and the Security Agreement” immediately after “to the Guaranty Agreement” therein.
2.6    Amendment to Article VIII of the Credit Agreement. Article VIII of the Credit Agreement is hereby amended to add the following Sections 8.17 and 8.18 which shall each read in full as follows:
Section 8.17 Accounts. The Borrower and each of its Subsidiaries will maintain one or more of the Lenders as its principal depository bank, including for the maintenance of any Account (other than any Excluded Account) for the conduct of its business. All such Accounts (other than Excluded Accounts) shall at all times be subject to an Account Control Agreement; provided that, subject to Section 8.18, Account Control Agreements with respect to Accounts (other than any Excluded Account) in existence on the Eighth Amendment Effective Date shall not be required until the Eighth Amendment Post-Closing Compliance Date (or such later time as the Administrative Agent may agree in its sole discretion).
Section 8.18    Eighth Amendment Post-Closing Covenant. No later than the Eighth Amendment Post-Closing Compliance Date (or such later time as the Administrative Agent may agree in its sole discretion), (a) the Borrower and each Subsidiary shall deliver to the Administrative Agent duly executed Account Control Agreements with respect to each Account (other than Excluded Accounts) in existence on the Eighth Amendment Effective

Date, and (b) the Administrative Agent shall have received a duly executed copy of the Security Agreement.
2.7    Amendment to Section 9.12 of the Credit Agreement. Section 9.12 of the Credit Agreement is hereby amended to (i) change the lettering of clause (g) to clause (h) and amend and restate the reference to “Sections 9.12(a) to (f)” in such new clause (h) with “Sections 9.12(a) to (g)” and (ii) insert a new clause (g) which shall read in full as follows:
(g)    the sale or other disposition of the Rockies I Assets and/or the Rockies II Assets; provided that: (i) any such sale or disposition shall be consummated on or before the effectiveness of the April 1, 2017 Scheduled Redetermination; (ii) no Default or Event of Default shall exist and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base, in each case, immediately prior to or after giving effect to any such sale or disposition of Property; (iii) 100% of the consideration received in respect of any such sale or other disposition shall be cash; and (iv) the consideration received in respect of any such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property (as reasonably determined by the board of directors (or comparable governing body) of the Borrower and the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect);
2.8    Addition of Annexes A and B to Credit Agreement. The Credit Agreement is hereby amended by amending and restating Annexes A and B thereto with Annexes A and B hereto.
Section 3.    Redetermination of Borrowing Base. The Lenders hereby agree that, for the period from and including the Eighth Amendment Effective Date, but until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next adjustment to the Borrowing Base under Section 8.13(c), Section 9.02(i), Section 9.12, Section 9.17 or Section 9.18 of the Credit Agreement, whichever occurs first:
(a)    if on or before October 14, 2016 (the “Rock Oil Outside Date”), the Borrower has (i) consummated the Rock Oil Acquisition in accordance with the terms of the Rock Oil PSA and (ii) directly or indirectly, acquired at least 95% of the PV-9 of the Oil and Gas Properties owned by Rock Oil and evaluated in that certain reserve report, prepared by the Borrower, and dated as of September 1, 2016 evaluating the Oil and Gas Properties of Rock Oil and previously delivered to the Lenders (the “Rock Oil Reserve Report”) (and the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect) (the consummation of the Rock Oil Acquisition in accordance with the conditions in clauses (i) and (ii), the “Consummation of the Rock Oil Acquisition”), the Borrowing Base shall automatically be increased by $243,125,000.00 on the date of the Consummation of the Rock Oil Acquisition; and
(b)    if the Consummation of the Rock Oil Acquisition has not occurred before the Rock Oil Outside Date, the Borrowing Base shall be maintained and reaffirmed at $1,106,875,000.00 on the Rock Oil Outside Date.

In either case, then the redetermination of the Borrowing Base in this Section 3 shall constitute the October 1, 2016 Scheduled Redetermination of the Borrowing Base.
Section 4.    Automatic Increase of Aggregate Commitment. If the Borrowing Base is increased pursuant to Section 3(a) above, then, on the date of such increase of the Borrowing Base, each Lender agrees that its Commitment shall be automatically increased as set forth on Annex I attached hereto, and the Aggregate Commitment shall be automatically increased to $1,250,000,000.00 and Annex I to the Credit Agreement shall be amended and restated with Annex I attached hereto.
Section 5.    Conditions Precedent. This Eighth Amendment shall be effective upon the date of the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the “Eighth Amendment Effective Date”):
5.1    Counterparts. The Administrative Agent shall have received counterparts hereof duly executed by the Borrower and the Lenders, which may be delivered by the means described in Section 7.3 (or, in the case of any party as to which an executed counterpart shall not have been received, email, facsimile, or other written or electronic confirmation from such party of execution of a counterpart hereof by such party).
5.2    Mortgage. The Administrative Agent shall have received executed counterparts of Security Instruments granting to the Administrative Agent a first-priority Lien interest (subject only to Excepted Liens of the type described in clauses (a) to (d) of the definition thereof, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that, after giving effect thereto, the Mortgaged Properties will represent at least 90% of the Oil and Gas Properties evaluated in the most recently completed Reserve Report after giving effect to exploration and production activities, acquisitions, dispositions and production and the Rock Oil Reserve Report.
5.3    No Event of Default or Deficiency. No Event of Default shall have occurred which is continuing and the Aggregate Revolving Credit Exposures shall not exceed the Borrowing Base.
For purposes of determining satisfaction of the conditions specified in this Section 5, each Lender that has signed this Eighth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 5 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Eighth Amendment Effective Date specifying its objection thereto. The Administrative Agent shall notify Borrower and each Lender of the Eighth Amendment Effective Date and such notice shall be conclusive and binding.
Section 6.    Reaffirm Existing Representations and Warranties. The Borrower hereby (a) acknowledges the terms of this Eighth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby; and (c) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Eighth Amendment: (i) all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Eighth Amendment Effective Date (unless made as of a specific earlier date, in which case, such representation or warranty was true and correct in all material respects as of such date or qualified by materiality, in which case such representation or warranty shall be true and correct as of the applicable date); (ii) no Default or Event of Default has occurred and is continuing and the Aggregate Revolving Credit Exposures do not, and will not immediately after giving effect to this Eighth Amendment, exceed the Borrowing Base; (iii) since the date of the most recent balance sheet delivered pursuant to Section 8.01(a) of the Credit Agreement, no Material Adverse Effect has occurred; (iv) the execution, delivery and performance by the Borrower of this Eighth Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary corporate action, require no consent or approval of, or filing with, any governmental body, agency or official and do not violate any provision of applicable law or any material agreement binding upon Borrower or any other Loan Party; and (v) this Eighth Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as (A) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and (B) the availability of equitable remedies may be limited by equitable principles of general application, regardless of whether considered in a proceeding in equity or at law.
Section 7.    Miscellaneous.
7.1    Confirmation. The provisions of the Credit Agreement (as amended by this Eighth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Eighth Amendment. This Eighth Amendment shall constitute a Loan Document.
7.2    No Waiver. Neither the execution by the Administrative Agent or the Lenders party hereto of this Eighth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any Defaults or Events of Default which may exist, which may have occurred prior to the date of the effectiveness of this Eighth Amendment or which may occur in the future under the Credit Agreement and/or the other Loan Documents. Similarly, nothing contained in this Eighth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Default or Event of Default, (b) except as provided herein, amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Eighth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Default or Event of Default. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

7.3    Counterparts. This Eighth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Eighth Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart of this Eighth Amendment.
7.4    Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
7.5    Severability. Any provision of this Eighth Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
7.6    No Oral Agreement. This Eighth Amendment, the Credit Agreement and the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Eighth Amendment, the Credit Agreement and the other Loan Documents represent the final agreement among the parties hereto and thereto and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
7.7    Governing Law. THIS EIGHTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed effective as of the date first written above.

BORROWER:    SM ENERGY COMPANY

By:    /s/ A. Wade Pursell
A. Wade Pursell
Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

AGENTS AND LENDERS:    WELLS FARGO BANK, NATIONAL
ASSOCIATION, Individually and as
Administrative Agent

By:     /s/ Sarah Thomas
Name:     Sarah Thomas
Title:    Director

[SIGNATURE PAGE TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BANK OF AMERICA, N.A., Individually and as
Co-Syndication Agent

By:     /s/ Stefanie Tanwar
Name:     Stefanie Tanwar
Title:    Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

JPMORGAN CHASE BANK, N.A., Individually and as Co-Syndication Agent

By:     /s/ Anna Mavilian
Name:     Anna Mavilian
Title:    Authorized Signer

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMPASS BANK, Individually and as
Co-Documentation Agent

By:     /s/ Rhianna Disch
Name:     Rhianna Disch
Title:    Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

COMERICA BANK, Individually and as
Co-Documentation Agent

By:     /s/ Garrett R. Merrell
Name:     Garrett R. Merrell
Title:    Relationship Manager

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BARCLAYS BANK PLC

By:     /s/ Christopher M. Aitkin
Name:     Christopher M. Aitkin
Title:    Assistant Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

ROYAL BANK OF CANADA

By:     /s/ Kristan Spivey
Name:     Kristan Spivey
Title:    Authorized Signatory

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

BOKF, NA DBA BANK OF OKLAHOMA

By:     /s/ Parker Heikes
Name:     Parker Heikes
Title:    Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

SANTANDER BANK, N.A.
f/k/a Sovereign Bank

By:     /s/ Aidan Lanigan
Name:     Aidan Lanigan
Title:    Senior Vice President

By:     /s/ Puiki Lok
Name:     Puiki Lok
Title:    Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

CAPITAL ONE, NATIONAL ASSOCIATION

By:     /s/ Kristin N. Oswald
Name:     Kristin N. Oswald
Title:    Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:     /s/ Juan J. Mejia
Name:     Juan J. Mejia
Title:    Director

By:     /s/ Rodrigo Torres
Name:     Rodrigo Torres
Title:    Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

GOLDMAN SACHS BANK USA

By:     /s/ Mehmet Barlas
Name:     Mehmet Barlas
Title:    Authorized Signatory

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

KEYBANK NATIONAL ASSOCIATION

By:     /s/ George E. McKean
Name:     George E. McKean
Title:    Senior Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

THE BANK OF NOVA SCOTIA

By:     /s/ Alan Dawson
Name:     Alan Dawson
Title:    Director

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]

U.S. BANK NATIONAL ASSOCIATION

By:     /s/ John C. Lozano
Name:     John C. Lozano
Title:    Vice President

[ANNEX I TO EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT – SM ENERGY COMPANY]